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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 29, 2000 relating to the financial statements, which appears in Plains Resources Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PRICEWATERHOUSECOOPERS LLP


Houston, Texas
June 23, 2000